Events After the Reporting Period	12 Months Ended
Dec. 31, 2022
Events After the Reporting Period
Events After the Reporting Period

(G.8) Events After the Reporting Period

Increased Focus on Strategic Growth Areas and Accelerated Cloud Transformation

In 2023, SAP will conduct a targeted restructuring program in selected areas of the Company. The purpose is to further focus on strategic growth areas by aligning our operating models and go-to-market approach with our accelerated cloud transformation. Furthermore, SAP intends to strengthen its core business and improve overall process efficiency. The program is expected to affect approximately 2.5% of SAP’s employees. The vast majority of the €250 million to €300 million in restructuring costs associated with the program is expected to be recognized in the first quarter of 2023, impacting IFRS operating profit.

SAP to Explore a Sale of Its Stake in Qualtrics

In line with SAP’s strategic initiative to streamline its portfolio, SAP has decided to explore a sale of its stake in Qualtrics. In the event of a successful transaction, SAP intends to remain a go-to-market and technology partner, servicing its joint customers and contributing to its growth and category leadership. SAP is currently evaluating the accounting treatment and a potential recognition as discontinued operation according to IFRS 5. A final decision on any transaction, its conditions, and timing is subject to market conditions, agreement on acceptable terms, regulatory approvals, and the approval of the SAP SE Supervisory Board.

Organizational Changes

At the beginning of 2023, SAP modified its organizational structure to further drive simplification and integration. The organizational changes might also affect SAP’s segment reporting.